UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2010

YANKEE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-141699-05	20-8304743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16 YANKEE CANDLE WAY

SOUTH DEERFIELD,

MASSACHUSETTS 01373

(413) 665-8306

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Yankee Candle Company, Inc. (the “Company”), a wholly owned subsidiary of Yankee Holding Corp, is hereby announcing the departure of Richard Ruffolo, Senior Vice President, Brand, Marketing and Innovation of the Company and a named executive officer, effective as of February 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2010

YANKEE HOLDING CORP.
(Registrant)

/S/ HARLAN M. KENT
Chief Executive Officer